Exhibit 23(m)(9) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

EXHIBIT Q
to the
Distribution Plan

FEDERATED EQUITY FUNDS:

Federated International Strategic Value Fund
Class A Shares

This Exhibit Q to the Distribution Plan is adopted as of the 14th day of February, 2008, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of March, 2008.

FEDERATED EQUITY FUNDS

By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President

EXHIBIT U
to the
Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Mid Value Fund
Class A Shares

This Exhibit U to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President

EXHIBIT V
to the
Distribution Plan

FEDERATED EQUITY FUNDS:
Federated Clover Mid Value Fund
Class C Shares

This Exhibit V to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President

EXHIBIT W
to the
Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Small Value Fund
Class A Shares

This Exhibit W to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President

EXHIBIT X
to the
Distribution Plan

FEDERATED EQUITY FUNDS:
Federated Clover Small Value Fund
Class C Shares

This Exhibit X to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President

EXHIBIT Y
to the
Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Value Fund
Class A Shares

This Exhibit Y to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President

EXHIBIT Z
to the
Distribution Plan

FEDERATED EQUITY FUNDS:
Federated Clover Value Fund
Class C Shares

This Exhibit Z to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President

EXHIBIT AA
to the
Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Value Fund
Class K Shares

This Exhibit AA to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class K Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class K Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President